UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025 (March 21, 2025)

___________________________

CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

___________________________

Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Hamilton Road
Palo Alto, California		94301
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Class A common stock	CSAI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by Cloudastructure, Inc. (“Cloudastructure,” “we,” “us,” “our,” or the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 26, 2025 (the “Original Form 8-K”).

As previously reported in the Original Form 8-K, on March 21, 2025 we entered into a second Securities Purchase Agreement (the “Series 2 Securities Purchase Agreement” or “Series 2 Equity Financing”) with Streeterville Capital, LLC (“Streeterville”), pursuant to the terms of which we agreed to issue and sell to Streeterville up to $40,000,000 (the “Commitment Amount”) of newly designated Series 2 Convertible Preferred Stock, par value $0.0001 per share (the “Series 2 Preferred”), at a price of $1,000 per share, which Series 2 Preferred are convertible into shares of our Class A common stock, par value $0.0001 per share (the “Class A common stock”), on the terms and subject to the limitations and conditions set forth in the Certificate of Designations of Preferences and Rights of Series 2 Convertible Preferred Stock (the “Series 2 Certificate of Designations”), filed with the Secretary of State of the State of Delaware on March 24, 2025.

The information in this Amendment No. 1 supplements, and does not change, the information contained in the Original Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

Series 2 Securities Purchase Agreement

As previously reported in the Original Form 8-K, on March 25, 2025, at the initial closing of the Series 2 Equity Financing (the “First Series 2 Closing”), we issued and sold 4,500 shares of Series 2 Preferred to Streeterville, for an aggregate purchase price of $4,500,000, and for the period commencing on the date of the First Series 2 Closing and ending on the earlier of (i) two years from the First Series 2 Closing, and (ii) the date on which we have sold the aggregate Commitment Amount to Streeterville, we may at any time and from time to time, subject to the Conditions Precedent (as hereinafter defined), request that Streeterville purchase additional Series 2 Preferred in an amount (i) greater than $250,000, and (ii) less than (x) $2,000,000, minus (y) the aggregate Stated Value (as defined in the Series 2 Certificate of Designations) of all outstanding Series 2 Preferred as of the measurement date (the “Preferred Share Outstanding Balance”).

Streeterville’s obligation to purchase additional Series 2 Preferred is subject to a number of conditions precedent (the “Conditions Precedent”) set forth in the Series 2 Securities Purchase Agreement, including, without limitation, that (i) we have received stockholder approval of the issuance of Class A common stock upon conversion of the Series 2 Preferred (the “Conversion Shares” and, together with the Series 2 Preferred, the “Securities”) in excess of the requirements of Nasdaq Stock Market (“Nasdaq”) Rule 5635(d), (ii) we file a registration statement registering at least 8,000,000 Conversion Shares within 20 days of the filing of our annual report on Form 10-K (the “Series 2 Registration Statement”) and to maintain the effectiveness of the Series 2 Registration Statement for so long as Streeterville owns any Securities, (iii) the Preferred Share Outstanding Balance is less than $3,000,000, (iv) our 20-day and 60-day median and average daily trading volume is greater than or equal to $500,000 per day, (v) our market capitalization is greater than or equal to $25,000,000, and (vi) our stockholders’ equity is at least $3,000,000.

The Series 2 Securities Purchase Agreement also provided that, during the period commencing on the date of the First Series 2 Closing and ending on the earlier of (i) two years from the First Series 2 Closing, and (ii) the date on which Streeterville no longer holds any Preferred Stock (as hereinafter defined), Streeterville will have the right, but not the obligation, to purchase up to $4,000,000 in shares of Preferred Stock, in any combination of Series 1 Convertible Preferred Stock, par value $0.0001 per share (the “Series 1 Preferred” and together with the Series 2 Preferred, the “Preferred Stock”) and Series 2 Preferred, in one or more tranches (of at least $100,000) at its election (the “Reinvestment Right”).

We also entered into a Placement Agency Agreement, dated March 21, 2025 (the “Placement Agency Agreement”), with Maxim Group LLC (“Maxim”), in connection with the Series 2 Equity Financing, pursuant to the terms of which Maxim has acted as our exclusive placement agent on a “reasonable best efforts basis” and for which we pay Maxim a cash fee, immediately upon each closing, equal to 7% of the aggregate gross proceeds raised in the Series 2 Equity Financing, and reimburse Maxim for reasonable out-of-pocket expenses in an amount not to exceed an aggregate of $10,000.

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Supplemental Terms Agreement and Streeterville Waiver Agreement

On April 11, 2025, we entered into a Waiver Agreement (the “Streeterville Waiver”) and a Supplement Terms Agreement (the “Series 2 Supplemental Terms”) with Streeterville, pursuant to which Streeterville agreed to waive the Conditions Precedent, and we issued and sold an additional 3,000 shares of Series 2 Preferred (the “Additional Series 2 Preferred”) to Streeterville for an aggregate purchase price of $3,000,000, of which $1,000,000 counted towards the Reinvestment Right.

The Series 2 Supplemental Terms also provided that, notwithstanding the terms of the Series 2 Certificate of Designations, Streeterville will not have the right to convert the Additional Series 2 Preferred into Series 2 Conversion Shares at a conversion price of less than $1.00 per share prior to 30 days following the daily volume weighted average price of our Class A common stock falling below $1.00 for five or more business days during any given fifteen day period (a “Trigger Event”). Following the occurrence of a Trigger Event we may elect to pay the conversion amount of the Additional Series 2 Preferred in cash or by issuance of Series 2 Conversion Shares, at our discretion.

The foregoing description of the Streeterville Waiver and Series 2 Supplemental Terms is not complete and is subject to, and qualified in its entirety by reference to, the text of the Streeterville Waiver and Series 2 Supplemental Terms, which are included as Exhibits 10.1 and 10.2, respectively, to this Amendment No. 1 and which are incorporated herein by reference.

Atlas Waiver Agreement

As previously reported, on November 25, 2024, we entered into an Equity Purchase Agreement (the “Equity Purchase Agreement” or “Equity Line”) with Atlas Sciences, LLC, a Utah limited liability company (“Atlas”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, we will have the right to cause Atlas to purchase up to an aggregate of $50,000,000 (the “Maximum Commitment Amount”) of our Class A common stock (the “Equity Line Shares”) over the 24-month term of the Equity Line.

Concurrently with the Equity Purchase Agreement, we also entered into a Registration Rights Agreement with Atlas (the “Atlas Registration Rights Agreement”), pursuant to the terms of which we agreed to file one or more registration statements registering the Equity Line Shares within 30 days of the effective date of our registration statement registering the Series 1 Preferred, and to use our reasonable best efforts to keep a registration statement effective until the earlier of (i) the date on which Atlas has sold all of the Equity Line Shares and the Maximum Commitment Amount under the Equity Purchase Agreement has been drawn, and (ii) the date on which the Equity Purchase Agreement is terminated in accordance with its terms.

On April 11, 2025, we entered into a Waiver Agreement (the “Atlas Waiver”) with Atlas, pursuant to which Atlas agreed to waive our obligations under the Equity Purchase Agreement and Atlas Registration Rights Agreement to register the Equity Line Shares until the 60 days from the date that the SEC declares the Series 2 Registration Statement to effective.

The foregoing description of the Atlas Waiver is not complete and is subject to, and qualified in its entirety by reference to, the text of the Atlas Waiver, which is included as Exhibit 10.3 to this Amendment No. 1 and which is incorporated herein by reference.

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Item 3.02. Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

The Series 2 Preferred has not been registered under the Securities Act, or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Waiver Agreement Cloudastructure, Inc. and Streeterville Capital, LLC, dated April 11, 2025
10.2	Supplement Terms Agreement between Cloudastructure, Inc. and Streeterville Capital, LLC, dated April 11, 2025
10.3	Waiver Agreement Cloudastructure, Inc. and Streeterville Capital, LLC, dated April 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2025

CLOUDASTRUCTURE, INC.

By:	/s/ James McCormick
James McCormick
Chairman of the Board and Chief Executive Officer

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